Exhibit 10.6

GLOBAL CUSTODY AGREEMENT

AGREEMENT, dated as of September 5, 2025 between Stone Point Credit Income Fund Select (“Customer”) and The Bank of New York Mellon Trust Company, National Association (“Custodian”).

ARTICLE I
DEFINITIONS

Whenever used in this Agreement, the following words shall have the meanings set forth below:

1.	“Authorized Person” shall be any person, whether or not an officer or employee of Customer, duly authorized by Customer to give Oral Instructions or Written Instructions with respect to one or more Accounts, such persons to be designated in a Certificate of Authorized Persons which contains a specimen signature of such person.

2.	“BNYM Affiliate” shall mean any office, branch or subsidiary of The Bank of New York Mellon Corporation.

3.	“Book-Entry System” shall mean the Federal Reserve/Treasury book-entry system for receiving and delivering securities, its successors and nominees.

4.	“Business Day” shall mean any day on which Custodian and relevant Subcustodians and Depositories are open for business.

5.	“Corporate Action Instructions” shall mean instructions delivered to Custodian by Electronic Means, other than e- mail. Corporate Action Instructions sent by facsimile shall be sent to the following number 844-299-3627 (which such number may be changed from time to time as Custodian may designate in writing).

6.	“Credit Cash Penalties” means any amounts received by the Custodian from any Depository or Subcustodian in respect of cash penalty charges payable under CSDR.

7.	“CSDR” means the Central Securities Depositaries Regulation (EU) 909/2014.

8.	“Debit Cash Penalties” means any costs or charges incurred by the Custodian in carrying out instructions to clear and/or settle transfers of securities under this Agreement (including cash penalty charges that may be incurred under CSDR if a settlement fail occurs).

9.	“Depository” shall include the Book-Entry System, the Depository Trust Company, Euroclear, Clearstream Banking S.A. and any other securities depository, book-entry system or clearing agency (and their respective successors and nominees) authorized to act as a securities depository, book-entry system or clearing agency pursuant to applicable law and identified to Customer in writing from time to time.

10.	“Electronic Means” shall mean the following communications methods: S.W.I.F.T, e-mail, facsimile transmission, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Custodian, or another method or system specified by the Custodian in writing as available for use in connection with its services hereunder.

11.	“Oral Instructions” shall mean instructions received verbally by Custodian.

12.	“Sanctions” means all economic sanctions laws, rules, regulations, executive orders and requirements administered by any governmental authority of the United States (including the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”)), the United Nations Security Council, the European Union, HM Treasury or any other applicable domestic or foreign authority with jurisdiction over Customer.”

13.	“Securities” shall include, without limitation, any common stock and other equity securities, mutual funds, hedge funds, collective investment vehicles, bonds, debentures, bank loans and other debt securities, notes, mortgages or other obligations, and any instruments representing rights to receive, purchase, or subscribe for the same, or representing any other rights or interests therein (whether represented by a certificate or held in a Depository, with a Subcustodian or on the books of the issuer).

14.	“Subcustodian” shall mean a bank or other financial institution (other than a Depository) which is utilized by Custodian in connection with the purchase, sale or custody of Securities hereunder and identified to Customer in writing from time to time.

15.	“Written Instructions” shall mean written communications received by Custodian by letter or by Electronic Means.

ARTICLE II
APPOINTMENT OF CUSTODIAN; ACCOUNTS;
REPRESENTATIONS AND WARRANTIES

1.	Customer hereby appoints Custodian as custodian of all Securities and cash at any time delivered to Custodian by Customer during the term of this Agreement, and authorizes Custodian to hold Securities in registered form in Customer’s name or the name of a nominee of Customer. Custodian hereby accepts such appointment and agrees to establish and maintain one or more securities accounts and cash accounts in which Custodian will hold Securities and cash as provided herein. Such accounts (each, an “Account”; collectively, the “Accounts”) shall be in the name of Customer.

2.	Customer hereby represents, warrants and covenants, which representations, warranties and covenants shall be continuing and shall be deemed to be reaffirmed upon each Oral Instruction or Written Instruction given by Customer, that:

(a)               Customer is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement and to perform its obligations hereunder;

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(b)               This Agreement has been duly authorized, executed and delivered by Customer, constitutes a valid and legally binding obligation of Customer, enforceable in accordance with its terms, and no statute, regulation, rule, order, judgment or contract binding on Customer prohibits Customer’s execution or performance of this Agreement; and

(c)               Either Customer owns the Securities in the Accounts free and clear of all liens, claims, security interests and encumbrances (except those granted herein) or, if the Securities in an Account are owned beneficially by others, Customer has the right to pledge such Securities to the extent necessary to secure Customer’s obligations hereunder, free of any right of redemption or prior claim by the beneficial owner. Custodian’s security interest pursuant to Article V hereof shall be a first lien and security interest subject to no setoffs, counterclaims or other liens prior to or on a parity with it in favor of any other party (other than specific liens granted preferred status by statute), and Customer shall take any and all additional steps which are required to assure Custodian of such priority and status, including (a) notifying third parties or obtaining their consent to Custodian’s security interest, (b) prohibiting transfer of any interest in a Security from the nominee name in which such investment is registered without the express written consent of Custodian and (c) ensuring it does not take any other action that would cause Custodian’s first lien and security interest hereunder to be adversely affected.

3.	Custodian hereby represents as of the date of this Agreement that:

(a)               Custodian is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement and to perform its obligations hereunder; and;

(b)               This Agreement has been duly authorized, executed and delivered by Custodian, constitutes a valid and legally binding obligation of Custodian, enforceable in accordance with its terms, and no statute, regulation, rule, order, judgment or, to its knowledge, contract binding on Custodian prohibits Custodian’s execution or performance of this Agreement.

ARTICLE III
CUSTODY AND RELATED SERVICES

1.	(a) Subject to the terms hereof, Customer hereby authorizes Custodian to hold any Securities received by it from time to time for Customer’s account. Custodian shall be entitled to utilize Depositories and Subcustodians to the extent possible in connection with its performance hereunder. Securities and cash deposited by Custodian in a Depository will be held subject to the rules, terms and conditions of such Depository. Securities and cash held through Subcustodians shall be held subject to the terms and conditions of Custodian’s agreements with such Subcustodians. Subcustodians may be authorized to hold Securities in central securities depositories or clearing agencies in which such Subcustodians participate. Unless otherwise required by local law or practice or a particular subcustodian agreement, Securities deposited with Subcustodians will be held in a commingled account in the name of Custodian as custodian or trustee for Customer. Custodian shall identify on its books and records the Securities and cash belonging to Customer, whether held directly or indirectly through Depositories or Subcustodians. Custodian shall use commercially reasonable methods (taking into consideration the methods employed by professional custodians in comparable circumstances) so that, in the event of an attachment, bankruptcy, moratorium or any situation similar event affecting the Custodian, any Subcustodian or Depository, Customer would be entitled to recover, free and clear of all liens, encumbrances and claims, the Customer’s Securities and cash held by Custodian, any Subcustodian or Depository and, wherever applicable, the physical possession of the Securities held by Custodian, any Subcustodian or Depository. Custodian will require each Subcustodian to separately identify the Securities and cash in its safe keeping as being held on Custodian’s own account from those held on behalf of Custodian’s clients, to the extent permitted by the laws and regulations of the local jurisdiction and the procedures of the relevant Subcustodian. In addition, Custodian will keep its books and registers up to date and will make a distinction in its books and registers between the Securities and cash held on its own account from the Securities and cash held on behalf of its clients, and the Securities and cash held for Customer’s account from Securities and cash held on behalf of its other clients.

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(b)               Unless applicable law otherwise requires, Custodian shall hold Securities indirectly through a Subcustodian only if (a) the Securities are not subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian or its creditors, including a receiver or trustee in bankruptcy or similar authority, except for a claim of payment for the safe custody or administration of Securities or for funds advanced on behalf of Customer by such Subcustodian, and (b) beneficial ownership of the Securities is freely transferable without the payment of money or value other than for safe custody or administration.

2.	Custodian shall furnish Customer with an advice of daily transactions and a monthly summary of all transfers to or from the Accounts. Customer may elect to receive advises, confirmations, reports or statements electronically through the Internet to an email address specified by Customer for such purpose. By electing to use the Internet for this purpose, Customer acknowledges that such transmissions are not encrypted and therefore are insecure. Customer further acknowledges that there are other risks inherent in communicating through the Internet such as the possibility of virus contamination and disruptions in service, and agrees that Custodian shall not be responsible for any loss, damage or expense suffered or incurred by Customer or any person claiming by or through Customer as a result of the use of such methods other than an act or omission by Custodian constituting gross negligence or willful or wanton misconduct.

3.	With respect to all Securities held hereunder, Custodian shall, unless otherwise instructed by Customer in writing to the contrary:

(a)	Receive all income and other payments and advise Customer as promptly as practicable of any such amount due but not paid;
(b)	Present for payment and receive the amount paid upon all Securities which may mature and advise Customer as promptly as practicable of any such amounts due but not paid;
(c)	Forward to Customer all information or documents that it receives from an issuer of Securities which, in the reasonable opinion of Custodian, are intended for Customer and/or the beneficial owner of Securities;

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(d)	Execute as Custodian, and provide copies to Customer of, any certificates of ownership, affidavits, declarations or other certificates under any tax laws now or hereafter in effect in connection with the collection of Securities consisting of bond and note coupons;
(e)	Hold directly or through a Depository or Subcustodian all rights and similar Securities issued with respect to any Securities credited to an Account hereunder; and
(f)	Endorse for collection checks, drafts or other negotiable instruments.
(g)	Custodian shall perform the following functions with respect to Securities consisting of bank loans and the cash receipts and proceeds with respect thereto:

i.	Receive funds to purchase bank loans and remit those funds to the recipient borrower or seller of such bank loans upon Written Instructions of Authorized Person;
ii.	Enter standard bank loan infomiation into Custodian’s loan tracking system;
iii.	Forward to Customer the agent bank notices received from agent banks with respect to Customer; and
iv.	Prepare and deliver to Customer a position summary statement, cash flow activity and contract accrual reports with respect to the bank loans on a mutually agreed upon periodic basis.

4.	(a) Custodian shall promptly notify Customer in writing of such rights or discretionary actions or of the date or dates by when such rights must be exercised or such action must be taken provided that Custodian has received, from the issuer or the relevant Depository (with respect to Securities issued in the United States) or from the relevant Subcustodian, Depository or a nationally or internationally recognized bond or corporate action service to which Custodian subscribes, timely notice of such rights or discretionary corporate action or of the date or dates such rights must be exercised or such action must be taken (except for bank loans). Absent actual receipt of such notice by Customer, Custodian shall have no liability for failing to so notify Customer.

(b)               Whenever Securities (including, but not limited to, warrants, options, tenders, options to tender or non-mandatory puts or calls) confer optional rights on Customer or provide for discretionary action or alternative courses of act ion by Customer, Customer shall be responsible for making any decisions relating thereto and for directing Custodian in writing to act. In order for Custodian to act, it must receive Customer’s Corporate Action Instructions, not later than noon (New York time) at least two (2) Business Days prior to the last scheduled date to act with respect to such Securities (or such earlier date or time as Custodian may timely notify Customer in writing). Absent Custodian’s timely receipt of such Corporate Action Instructions, Custodian shall not be liable for failure to take any action relating to or to exercise any rights conferred by such Securities.

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5.	In order to facilitate access by Customer or its designee to ballots or online systems to assist in the voting of proxies received for eligible positions of Securities held in the Account (excluding bankruptcy matters), the Custodian will, at the written request of Customer upon the execution of this Agreement, appoint a provider of proxy voting services to act as agent of Customer to provide global proxy voting services to Customer. Custodian shall have no obligation or liability in respect of such proxy voting services or the acts or omissions of the provider of such proxy voting services.

6.	Custodian shall promptly advise Customer in writing upon Custodian’s receipt of any notification of the partial redemption, partial payment or other action affecting less than all Securities of the relevant class (except for bank loans). If Custodian, any Subcustodian or Depository holds any such Securities in which Customer has an interest as part of a fungible mass, Custodian, such Subcustodian or Depository may select the Securities to participate in such partial redemption, partial payment or other action in any non-discriminatory manner that it customarily uses to make such selection; provided that Custodian shall provide written notice to Customer of such selection to the extent it is made ware of such selection by the Subcustodian or Depository (if any).

7.	Custodian shall not under any circumstances accept bearer interest coupons which have been stripped from United States federal, state or local government or agency securities unless explicitly agreed to by Custodian in writing.

8.	Customer shall be liable for all taxes, assessments, duties and other governmental charges, including any interest or penalty with respect thereto (collectively, “Taxes”), with respect to any cash or Securities held on behalf of Customer or any transaction related thereto. Customer shall indemnify Custodian and each Subcustodian for the amount of any Tax that Custodian, any such Subcustodian or any other withholding agent is required under applicable laws (whether by assessment or otherwise) to pay on behalf of, or in respect of income earned by or payments or distributions made to or for the Accounts(including any payment of Tax required by reason of an earlier failure to withhold). Custodian shall, or shall instruct the applicable Subcustodian or other withholding agent to, withhold the amount of any Tax which is required to be withheld under applicable law upon collection of any dividend, interest or other distribution made with respect to any Security and any proceeds or income from the sale, loan or other transfer of any Security. In the event that Custodian or any Subcustodian is required under applicable law to pay any Tax on behalf of Customer, Custodian is hereby authorized to withdraw cash from any cash account in the amount required to pay such Tax and to use such cash, or to remit such cash to the appropriate Subcustodian, for the timely payment of such Tax in the manner required by applicable law. If the aggregate amount of cash in all cash accounts is not sufficient to pay such Tax, Custodian shall promptly notify Customer in writing of the additional amount of cash (in the appropriate currency) required, and Customer shall directly deposit such additional amount in the appropriate cash account promptly after receipt of such notice, for use by Custodian as specified herein. In the event that Custodian reasonably believes that Customer is eligible, pursuant to applicable law or to the provisions of any tax treaty, for a reduced rate of, or exemption from, any Tax which is otherwise required to be withheld or paid on behalf of Customer under any applicable law, Custodian shall, or shall instruct the applicable Subcustodian or withholding agent to, either withhold or pay such Tax at such reduced rate or refrain from withholding or paying such Tax, as appropriate; provided that Custodian shall have received from Customer all documentary evidence of residence or other qualification for such reduced rate or exemption required to be received under such applicable law or treaty. Custodian and the applicable Subcustodian shall have no responsibility for the accuracy or validity of any forms or documentation provided by Customer to Custodian hereunder. Customer hereby agrees to indemnify and hold harmless Custodian and each Subcustodian in respect of any liability arising from any under withholding or underpayment of any Tax which results from the inaccuracy or invalidity of any such forms or other documentation, and such obligation to indemnify shall be a continuing obligation of Customer, its successors and assigns, notwithstanding the termination of this Agreement.

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9.	(a) For the purpose of settling Securities and foreign exchange transactions, Customer shall provide Custodian with sufficient immediately available funds for all transactions by such time and date as conditions in the relevant market dictate. As used herein, “sufficient immediately available funds” shall mean either (a) sufficient cash denominated in the currency of Customer’s home jurisdiction to purchase the necessary foreign currency, or (b) sufficient applicable foreign currency to settle the transaction. Custodian shall provide Customer with immediately available funds each day which result from the actual settlement of all sale transactions, based upon advices received by Custodian from its Subcustodians and Depositories. Such funds shall be in the currency of Customer’s home jurisdiction or such other currency as Customer may specify to Custodian.

(b)               If the Custodian receives an instruction to effect any foreign exchange transactions, or cannot comply with instructions without effecting foreign exchange transactions, the Custodian is authorized to enter into spot foreign exchange transactions (“FX Transactions”) with the Customer in connection with the Accounts and may provide such foreign exchange services to the Customer itself or through any BNYM Affiliates. The Custodian may convert currency itself or through any BNYM Affiliate and, in those cases, the Custodian or, as the case may be, the relevant BNYM Affiliate through which currency is converted acts as principal for its own account and not as agent, advisor, broker or fiduciary on behalf of any other person and may earn revenue, including, without limitation, transaction spreads, and sales margin, that it will retain for its own account. The revenue is based on, among other things, the difference between the exchange rate assigned to the FX Transaction made under this Agreement and the rate that the Custodian or any BNYM Affiliate receives when buying or selling foreign currency for its own account. The Custodian or the relevant BNYM Affiliate makes no representation that the exchange rate used or obtained for any FX Transaction under this Agreement will be the most favorable rate that could be obtained at the time or as to the method by which that rate will be determined. The Custodian or the relevant BNYM Affiliate may establish rules or limitations concerning any foreign exchange facility made available to the Customer. Any such FX Transactions will be subject to terms and conditions (the “FX Terms”) separately disclosed to Customer. in addition, the Custodian may transmit any FX Transaction to a Subcustodian or Depository or as otherwise agreed between the Customer and the Custodian. In such cases, the relevantFX Transaction may not be processed and priced as described in the FX Terms.

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10.	To the extent that Custodian has agreed to provide pricing or other information services in connection with this Agreement, Custodian is authorized to utilize any vendor (including brokers and dealers of Securities) reasonably believed by Custodian to be reliable to provide such information. Customer understands that certain pricing information with respect to complex financial instruments (e.g., derivatives) may be based on calculated amounts rather than actual market transactions and may not reflect actual market values, and that the variance between such calculated amounts and actual market values may or may not be material. Where vendors do not provide information for particular Securities or other property, an Authorized Person may advise Custodian regarding the fair market value of, or provide other information with respect to, such Securities or property as determined by it in good faith. Custodian shall not be liable for any loss, damage or expense incurred as a result of errors or omissions with respect to any pricing or other information utilized by Custodian hereunder, except any loss, damage or expense arising out of the gross negligence or willful misconduct of Custodian or the failure of Custodian to exercise reasonable care in the selection of said vendor.

11.	As an accommodation to Customer, Custodian may provide consolidated recordkeeping services pursuant to which Custodian reflects on Account statements for Securities not held in Custodian’s vault or for which Custodian or its nominee is not the registered owner (“Non-Custody Securities”). Non-Custody Securities shall be designated on Custodian’s books as “shares not held” or by other similar characterization. Customer acknowledges and agrees that it shall have no security entitlement against Custodian with respect to Non-Custody Securities, that Custodian shall conclusively rely, without independent verification, on information provided by Customer regarding Non-Custody Securities (including but not limited to positions and market valuations) and that Custodian shall have no responsibility whatsoever with respect to Non-Custody Securities or the accuracy of any information maintained on Custodian’s books or set forth on account statements concerning Non-Custody Securities which has been provided to Custodian by Customer.

12.	With respect to Securities issued in the United States, the Shareholders Communications Act of 1985 (the “Act”) requires Custodian to disclose to the issuers, upon their request, the name, address and securities position of its customers who are (a) the “beneficial owners” (as defined in the Act) of the issuer’s Securities, if the beneficial owner does not object to such disclosure, or (b) acting as a “respondent bank” (as defined in the Act) with respect to the Securities. (Under the Act, “respondent banks” do not have the option of objecting to such disclosure upon the issuers’ request.) The Act defines a “beneficial owner” as any person who has, or shares, the power to vote a security (pursuant to an agreement or otherwise), or who directs the voting of a security. The Act defines a “respondent bank” as any bank, association or other entity that exercises fiduciary powers which holds securities on behalf of beneficial owners and deposits such securities for safekeeping with a bank, such as Custodian. Under the Act, Customer is either the “beneficial owner” or a “respondent bank.”

[X]       Customer is the “beneficial owner,” as defined in the Act, of the Securities to be held by Custodian hereunder.

[   ]       Customer is not the beneficial owner of the Securities to be held by Custodian, but is acting as a “respondent bank,” as defined in the Act, with respect to the Securities to be held by Custodian hereunder.

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IF NO BOX IS CHECKED, CUSTODIAN SHALL ASSUME THAT CUSTOMER IS THE BENEFICIAL OWNER OF THE SECURITIES.

For beneficial owners of the Securities

only: [   ] Customer objects

[    ] Customer does not object

to the disclosure of its name, address and securities position to any issuer that requests such information pursuant to the Act for the specific purpose of direct communications between such issuer and Customer.

IF NO BOX IS CHECKED, CUSTODIAN SHALL RELEASE SUCH INFORMATION UNTIL IT RECEIVES A CONTRARY WRITTEN INSTRUCTION FROM CUSTOMER.

With respect to Securities issued outside of the United States, information shall be released to issuers only if required by law or regulation of the particular country in which the Securities are located.

13.	The Bank of New York Mellon Corporation is a global financial organization that operates in and provides services and products to clients through its affiliates and subsidiaries, including the Custodian, located in multiple jurisdictions (the “BNY Mellon Group”). The BNY Mellon Group may (a) centralize in one or more affiliates and subsidiaries certain activities (the “Centralized Functions”), including audit, accounting, administration, risk management, legal, compliance, sales, product communication, relationship management, and the compilation and analysis of information and data regarding Customer (which, for purposes of this provision, includes the name and business contact information for the Customer’s employees and representatives) and the accounts established pursuant to this Agreement (“Customer Information”) and (b) use third party service providers to store, maintain and process Customer’s Information (“Outsourced Functions”). Notwithstanding anything to the contrary contained elsewhere in this Agreement and solely in connection with the Centralized Functions and/or Outsourced Functions, Customer consent to the disclosure of, and authorize BNY Mellon to disclose, Customer’s Information to (i) other members of the BNY Mellon Group (and their respective officers, directors and employees) and to (ii) third-party service providers (but solely in connection with Outsourced Functions) who are required to maintain the confidentiality of Customer’s Information. In addition, the BNY Mellon Group may aggregate Customer Information with other data collected and/or calculated by the BNY Mellon Group, and the BNY Mellon Group will own all such aggregated data, provided that the BNY Mellon Group shall not distribute the aggregated data in a format that identifies Customer Information with Customer specifically. Customer represent that Customer is authorized to consent to the foregoing and that the disclosure of Customer’s Information in connection with the Centralized Functions and/or Outsourced Functions does not violate any relevant data protection legislation. Customer also consent to the disclosure of Customer’s Information to governmental and regulatory authorities in jurisdictions where the BNY Mellon Group operates and otherwise as required by law.

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14.	The Custodian may, in respect of any irrevocable commitment in carrying out Instructions to clear and/or settle transactions for Customer under this Agreement, incur Debit Cash Penalties or receive Credit Cash Penalties from the relevant Subcustodians or Depositories through which Securities are held. The Custodian may, at any time, demand that Customer reimburse Custodian in respect of such Debit Cash Penalties and may, for such purposes, convert the amount of such Debit Cash Penalties into another currency agreed between Customer and Custodian to be used for invoicing purposes at such rate or rates as separately disclosed by the Custodian to Customer. Customer agrees that its reimbursement obligation arises when the irrevocable commitment is incurred by the Custodian despite the actual settlement or maturity date and whether or not the Custodian has demanded reimbursement. After the Custodian has made a demand for reimbursement by Customer. Customer shall pay cash equal to that demand. In any event, the Custodian may and is hereby authorized to, at any time, debit a Cash Account for the amount the Custodian will be obligated to pay in respect of any Debit Cash Penalties, whether or not that debit creates or increases any overdraft by Customer. Custodian may also, without notice to Customer, credit a Cash Account with Cash equal to the amount of any Credit Cash Penalties received by the Custodian. If any Credit Cash Penalties received by the Custodian are denominated in a currency other than a currency in which a Cash Account is already opened pursuant to this Agreement, the Custodian shall, and is hereby authorized and instructed to, open a new Cash Account for Customer in such currency for the purposes of distributing such Credit Cash Penalties received by the Custodian to Customer.

ARTICLE IV
PURCHASE, SALE AND REDEMPTION OF SECURITIES;
CREDITS TO ACCOUNT

1.	(a) Promptly after each purchase or sale of Securities by Customer, an Authorized Person shall deliver to Custodian Written Instructions specifying all information necessary for Custodian to settle such purchase or sale. Custodian shall account for all purchases and sales of Securities on the actual settlement date unless otherwise agreed by Customer.

(b)               With respect to purchases and redemptions of hedge fund interests or other collective investments interests (“Hedge Fund Investments”), Custodian (or its nominee) will as agent for Customer, upon the Written Instructions of an Authorized Person, subscribe for and redeem shares, units or other interests and complete, execute and submit all relevant subscription and redemption documentation required by the relevant issuer; provided that any Written Instructions given to Custodian hereunder shall be in accordance with Custodian’s procedures notified to Customer from time to time; and provided further, that Customer’s delivery to Custodian of any such Written Instructions to purchase Hedge Fund Investments shall constitute Customer’s representation and warranty that Customer has reviewed and understands the terms of the relevant offering memorandum or subscription agreement (or similar document) and other document(s) related thereto and agreement to be bound by the terms and conditions thereof (including all representations and warranties to which Customer will be bound as beneficial owner of such Hedge Fund Investment).

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2.	Customer understands that when Custodian is instructed to deliver Securities against payment, delivery of such Securities and receipt of payment therefor may not be completed simultaneously. Customer assumes full responsibility for all credit risks involved in connection with Custodian’s delivery of Securities pursuant to instructions of Customer.

3.	Custodian may, as a matter of bookkeeping convenience or by separate agreement with Customer, credit the Account with the proceeds from the sale, redemption or other disposition of Securities or interest, dividends or other distributions payable on Securities prior to its actual receipt of final payment therefor. All such credits shall be conditional until Custodian’s actual receipt of final payment and may be reversed by Custodian to the extent that final payment is not received. Payment with respect to a transaction will not be “final” until Custodian shall have received immediately available funds which under applicable local law, rule and/or practice are irreversible and not subject to any security interest, levy or other encumbrance, and which are specifically applicable to such transaction.

ARTICLE V
OVERDRAFTS OR INDEBTEDNESS

1.	If Custodian in its sole discretion advances funds in any currency hereunder or there shall arise for whatever reason an overdraft in an Account (including, without limitation, overdrafts incurred in connection with the settlement of securities transactions, funds transfers or foreign exchange transactions) or if Customer is for any other reason indebted to Custodian in connection with Custodian’s services provided hereunder, Customer agrees to promptly repay Custodian on written demand from Custodian the amount of the advance, overdraft or indebtedness plus accrued interest at a rate ordinarily charged by Custodian to its institutional custody customers in the relevant currency and disclosed to Customer in writing (and which shall accrue from the date such written demand was delivered to Customer) .

2.	In order to secure repayment of Customer’s obligations to Custodian hereunder, Customer hereby pledges and grants to Custodian a continuing lien and security interest in, and right of set-off against, all of Customer’s right, title and interest in and to the Accounts and the Securities, money and other property now or hereafter held in the Accounts (including proceeds thereof), and any other property at any time held by Custodian for the account of Customer. In this regard, Custodian shall be entitled to all the rights and remedies of a pledgee and secured creditor under applicable laws, rules or regulations as then in effect.

ARTICLE VI
CONCERNING CUSTODIAN

1.	(a) Except as otherwise expressly provided herein, Custodian shall not be liable for any costs, expenses, damages, liabilities or claims, including attorneys’ and accountants’ fees, costs and expenses (collectively, “Losses”), incurred by or asserted against Customer, except those Losses arising out of the gross negligence or willful misconduct of Custodian. Custodian shall have no liability whatsoever for the action or inaction of any Depository or issuer of Securities. Subject to Section 1(b) below, Custodian’s responsibility with respect to any Securities or cash held by a Subcustodian is limited to the failure 011 the part of Custodian to exercise reasonable care in the selection or retention of such Subcustodian in light of prevailing settlement and securities handling practices, procedures and controls in the relevant market. With respect to any Losses incurred by Customer as a result of the acts or the failure to act by any Subcustodian (other than a BNYM Affiliate), Custodian shall take appropriate action to recover such Losses from such Subcustodian; and Custodian’s sole responsibility and liability to Customer shall be limited to amounts so received from such Subcustodian (exclusive of costs and expenses incurred by Custodian). In no event shall Custodian be liable to Customer or any third party for special, indirect, punitive or consequential damages, or lost profits or loss of business, arising in connection with this Agreement.

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(b)               Custodian may enter into subcontracts, agreements and understandings with any BNYM Affiliate, whenever and on such terms and conditions as it deems necessary or appropriate to perform its services hereunder. No such subcontract, agreement or understanding shall discharge Custodian from its obligations hereunder.

(c)               Customer agrees to indemnify Custodian and hold Custodian harmless from and against any and all Losses sustained or incurred by or asserted against Custodian by reason of or as a result of any action or inaction, or arising out of Custodian’s performance hereunder, including documented and reasonable fees, costs and expenses of counsel incurred by Custodian in a successful defense of claims by Customer; provided however, that Customer shall not indemnify Custodian for those Losses arising out of Custodian’s gross negligence or willful misconduct. This indemnity shall be a continuing obligation of Customer, its successors and assigns, notwithstanding the termination of this Agreement.

2.	Without limiting the generality of the foregoing, Custodian shall be under no obligation to inquire into, and shall not be liable for, any losses incurred by Customer or any other person as a result of the receipt or acceptance of fraudulent, forged or invalid Securities, or Securities which are otherwise not freely transferable or deliverable without encumbrance in any relevant market.

3.	Custodian may, with respect to questions of law specifically regarding an Account, obtain the advice of legal counsel and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice.

4.	Custodian shall be under no obligation to take action to collect any amount payable on Securities in default, or if payment is refused after due demand and presentment.

5.	Custodian shall have no duty or responsibility to inquire into, make recommendations, supervise, or determine the suitability of any transactions affecting any Account.

6.	Customer shall pay to Custodian the documented fees and charges as may be specifically agreed upon from time to time and such other fees and charges at Custodian’s standard rates for such services as may be applicable. Customer shall reimburse Custodian for all documented and reasonable costs associated with the conversion of Customer’s Securities hereunder and the transfer of Securities and records kept in connection with this Agreement. Customer shall also reimburse Custodian for reasonable documented out-of-pocket expenses which are a normal incident of the services provided hereunder.

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7.	Custodian has the right to debit any cash account for any amount payable by Customer and not disputed by Customer in good faith in connection with any and all obligations of Customer to Custodian, whether or not relating to or arising under this Agreement. In addition to the rights of Custodian under applicable law and other agreements, at any time when Customer shall not have honored any and all of its obligations to Custodian, Custodian shall have the right upon written notice to Customer to retain or set-off, against such obligations of Customer, any Securities or cash Custodian or a BNYM Affiliate may directly or indirectly hold for the account of Customer, and any obligations (whether matured or unmatured) that Custodian or a BNYM Affiliate may have to Customer in any currency, provided, however, that Custodian shall endeavor to provide notice to Customer prior to exercising any rights hereunder. Any such asset of, or obligation to, Customer may be transferred to Custodian and any BNYM Affiliate in order to effect the above rights.

8.	(a) Subject to the terms below, Custodian shall be entitled to conclusively rely upon any Written Instructions or Oral Instructions actually received by Custodian and reasonably believed by Custodian to be duly authorized and delivered. Customer agrees that an Authorized Person shall forward to Custodian Written Instructions confirming Oral Instructions by the close of business of the same day that such Oral Instructions are given to Custodian. Customer agrees that the fact that such confirming Written Instructions are not received or that contrary Written Instructions are received by Custodian shall in no way affect the validity or enforceability of transactions authorized by such Oral Instructions and effected by Custodian.

(b)               The Custodian shall have the right to accept and act upon Written Instructions, including funds transfer instructions and Corporate Action Instructions, given pursuant to this Custody Agreement and delivered using Electronic Means; provided, however, that the Customer shall provide to the Custodian a Certificate of Authorized Persons listing Authorized Persons and containing specimen signatures of such Authorized Persons, which Certificate shall be amended by the Customer whenever a person is to be added or deleted from the listing. If the Customer elects to give the Custodian Written Instructions using Electronic Means and the Custodian in its discretion elects to act upon such Written Instructions, the Custodian’s understanding of such Written Instructions shall be deemed controlling. The Customer understands and agrees that the Custodian cannot determine the identity of the actual sender of such Written Instructions and that the Custodian shall conclusively presume that directions that purport to have been sent by an Authorized Person listed on the Certificate of Authorized Persons provided to the Custodian have been sent by such Authorized Person. The Customer shall be responsible for ensuring that only Authorized Persons transmit such Written Instructions to the Custodian and that the Customer and all Authorized Persons are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Customer. The Custodian shall not be liable for any losses, costs or expenses arising directly or indirectly from the Custodian’s reliance upon and compliance with such Written Instructions notwithstanding such directions conflict or are inconsistent with a subsequent Written Instruction. The Customer agrees: (a) to assume all risks arising out of the use of Electronic Means to submit Written Instructions to the Custodian, including without limitation the risk of the Custodian acting on unauthorized Written Instructions, and the risk of interception and misuse by third parties; (b) that Customer is fully informed of the protections and risks associated with the various methods of transmitting Written Instructions to the Custodian and that there may be more secure methods of transmitting Written Instructions than the method(s) selected by the Customer; (c) that the security procedures (if any) to be followed in connection with its transmission of Written Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (d) to notify the Custodian immediately upon learning of any compromise or unauthorized use of the security procedures.

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(c)               If Customer elects to transmit Written Instructions or Corporate Action Instructions through an electronic platform offered by Custodian or a BNYM Affiliate, Customer’s access to and use thereof shall be subject to any terms and conditions contained in a separate written agreement. Customer shall be responsible for requesting access to any such electronic platform and completing the documentation required for such access and nothing herein shall obligate Custodian to ensure any such access. Should Customer fail to, or elect not to, avail itself of such access, neither Custodian nor any BNYM Affiliate accepts any responsibility whatsoever for any Losses arising as a result of the lack of such access in connection with its services under this Agreement. Notwithstanding any other provision of this Agreement, whenever Custodian is required to deliver any notice or information to Customer under the terms of this Agreement, it may do so by making the relevant notice or information available to Customer via an electronic platform operated by Custodian or a BNYM Affiliate as identified to Customer. If Customer elects (with Custodian’s prior consent) to transmit Written Instructions or Corporate Action Instructions through an on-line communications service owned or operated by a third party, Customer agrees that Custodian shall not be responsible or liable for the reliability or availability of any such sere ice.

9.	Upon reasonable request and provided Custodian shall suffer no significant disruption of its normal activities, Customer shall have access to Custodian’s books and records relating to the Accounts during Custodian’s normal business hours. Upon reasonable request, copies of any such books and records shall be provided to Customer at Customer’s expense.

10.	It is understood that Custodian is authorized to supply any information regarding the Accounts which is required by any law, regulation or rule now or hereafter in effect; provided that Custodian shall promptly provide notice to Customer of such disclosure.

11.	Custodian will not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement to the extent caused, directly or indirectly, by natural disasters, fire, acts of God, strikes or other labor disputes, work stoppages, acts of war or terrorism, general civil unrest, actual or threatened epidemics, act of any government, governmental authority or police or military authority, declared or threatened state of emergency, the interruption, loss or malfunction of utilities or transportation, communications or computer systems, or any other similar events beyond its reasonable control. Custodian will use commercially reasonable efforts to minimize the effect of any such events and resume performance as soon as practicable.

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12.	Custodian shall have no duties or responsibilities whatsoever except such duties and responsibilities as are specifically set forth in this Agreement, and no covenant or obligation shall be implied against Custodian in connection with this Agreement.

ARTICLE VII
TERMINATION

Either party may terminate this Agreement by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than ninety (90) days after the date of such notice. Upon termination hereof, Customer shall pay to Custodian such compensation as may be due to Custodian, and shall likewise reimburse Custodian for other amounts payable or reimbursable to Custodian hereunder. Custodian shall follow such reasonable Oral or Written Instructions concerning the transfer of custody of records, Securities and other items as Customer shall give; provided, that (a) Custodian shall have no liability for shipping and insurance costs associated therewith, and (b) full payment shall have been made to Custodian of its compensation, costs, expenses and other amounts to which it is entitled hereunder. If any Securities or cash remain in any Account, Custodian shall deliver to Customer such Securities and cash. Except as otherwise provided herein, all obligations of the parties to each other hereunder shall cease upon termination of this Agreement.

ARTICLE VIII
MISCELLANEOUS

1.	Customer agrees to furnish to Custodian a new Certificate of Authorized Persons in the event of any change in the then present Authorized Persons. Until such new Certificate is received, Custodian shall be fully protected in acting upon Oral Instructions and Written Instructions of such present Authorized Persons.

2.	Any notice or other instrument in writing, authorized or required by this Agreement to be given to Custodian, shall be sufficiently given if addressed to Custodian and received by it at its offices at 601 Travis Street, Houston, Texas 77002, or at such other place as Custodian may from time to time designate in writing.

3.	Any notice or other instrument in writing, authorized or required by this Agreement to be given to Customer shall be sufficiently given if addressed to Customer and received by it at its offices at 20 Horseneck Lane, Greenwich, CT 06830, or at such other place as Customer may from time to time designate in writing.

4.	Each and every right granted to either party hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of either party to exercise, and no delay in exercising, any right will operate as a waiver thereof, nor will any single or partial exercise by either party of any right preclude any other or future exercise thereof or the exercise of any other right.

5.	In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations shall not in any way be affected thereby. This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided however, that this Agreement shall not be assignable by either party without the written consent of the other.

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6.	(a) This Agreement shall be construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles thereof. Customer and Custodian hereby consent to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder. Customer hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum. Customer and Custodian each hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement.

(b)               The parties hereto agree that the establishment and maintenance of the Account, and all interests, duties and obligations with respect thereto, shall be governed by the laws of the State of New York.

(c)               (1) In the event The Bank of New York Mellon Trust Company, National Association becomes subject to a proceeding under a U.S. special resolution regime, the transfer of this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) from The Bank of New York Mellon Trust Company, National Association will be effective to the same extent as the transfer would be effective under the U.S. special resolution regime if this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) were governed by the laws of the United States or a state of the United States; and

    (2) In the event The Bank of New York Mellon Trust Company, National Association or any of its affiliates becomes subject to a proceeding under a U.S. special resolution regime, default rights with respect to this Agreement that may be exercised against The Bank of New York Mellon Trust Company, National Association are permitted to be exercised to no greater extent than the default rights could be exercised under the U.S. special resolution regime if this Agreement were governed by the laws of the United States or a state of the United States.

(d)               To the extent that in any jurisdiction Customer may now or hereafter be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (before or after judgment) or other legal process, Customer irrevocably agrees not to claim, and it hereby waives, such immunity.

7.	The parties hereto agree that in performing hereunder, Custodian is acting solely on behalf of Customer and no contractual or service relationship shall be deemed to be established hereby between Custodian and any other person.

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8.	Customer hereby acknowledges that Custodian is subject to federal laws, including the Customer Identification Program (CIP) requirements under the USA PATRIOT Act and its implementing regulations, pursuant to which Custodian must obtain, verify and record information that allows Custodian to identify Customer. Accordingly, prior to opening an Account hereunder, Custodian will ask Customer to provide certain information including, but not limited to, Customer’s name, physical address, tax identification number and other information that will help Custodian to identify and verify Customer’s identity such as organizational documents, certificate of good standing, license to do business, or other pertinent identifying information. Customer agrees that Custodian cannot open an Account hereunder unless and until the Custodian verifies the Customer’s identity in accordance with its CIP. If Customer is a hedge fund or other type of collective investment vehicle (a) Customer has established and presently maintains an anti- money laundering program (the “Program”) reasonably designed to prevent Customer from being used as a conduit for money laundering or other illicit purposes or the financing of terrorist activities, (b) it is in compliance with the Program and all anti-money laundering laws, regulations and rules now or hereafter in effect that are applicable to it, (c) it has verified the identity of each of its investors and documented the origin of the assets funding each investor’s account with Customer, (d) it can represent and warrant that, to the best of its knowledge, no investor has invested in Customer for money laundering or other illicit purposes; and (e) it shall promptly notify Custodian in writing if any of the foregoing representations and warranties are no longer true.

9.	(a) Throughout the term of this Agreement, the Customer: (a) will have in place and will implement policies and procedures designed to prevent violations of Sanctions, including measures to accomplish effective and timely scanning of all relevant data with respect to its clients and with respect to incoming or outgoing assets or transactions relating to this Agreement; (b) shall ensure that the Customer is not an entity that is, or is owned or controlled by an individual or entity that is: (1) the target of Sanctions; or (2) located, organized or resident in a country or territory that is, or whose government is, the target of Sanctions; and (c) shall not, directly or indirectly, use the services and/or Accounts in any manner that would result in a violation by the Customer or the Custodian of Sanctions.

(b) The Customer will promptly provide to the Custodian such information as the Custodian reasonably requests in connection with the matters referenced in this Clause, including information regarding the Customer, the Accounts, the assets in relation to which services are to be provided and the source thereof, and the identity of any individual or entity having or claiming an interest therein. The Custodian may decline to act or provide services in respect of any Account, and take such other actions as it, in its reasonable discretion, deems necessary or advisable, in connection with the matters referenced in this Clause. If the Custodian declines to act or provide services as provided in the preceding sentence, except as otherwise prohibited by applicable law or official request, the Custodian will inform the Customer as soon as reasonably practicable.

10.	This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

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IN WITNESS WHEREOF, Customer and Custodian have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

Stone Point Credit Income Fund Select, as Customer

By:	/s/ George Vulaj

Name:	George Vulaj

Title:	Authorized Signatory

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, as Custodian

By:	/s/ Robertson Abraham

Name:	Robertson Abraham

Title:	Vice President

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(Customer— Oral Instructions and Written Instructions)

The undersigned hereby certifies that he/she is the duly elected and acting officer of SPCIF, L.P. (the “Customer”), and further certifies that the following officers or employees of the Partnership have been duly authorized Amended and Restated Declaration of Trust to deliver Oral Instructions and Written Instructions on behalf of Customer to The Bank of New York-Mellen -Trust-Company, National Association (“BNYM”) pursuant to the Global Custody Agreement between Customer and BNYM dated, and that the signatures appearing opposite their names are true and correct:

Name	Title	Signature	Phone Number
Name	Title	Signature	Phone Number
Name	Title	Signature	Phone Number
Name	Title	Signature	Phone Number
Name	Title	Signature	Phone Number

This certificate supersedes any certificate of authorized individuals you may currently have on file.

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CUSTODY ACCOUNT AGENCY AUTHORIZATION

Reference is made to the Global Custody Agreement (the “Custody Agreement”) dated as of ____________ between (“Customer”) and The Bank of New York Mellon Trust Company, National Association (“BNYM”).

This is to advise BNYM that for the account(s) identified below Customer has duly authorized the following investment managers (each, an “Investment Manager”) to act as Customer’s agent for the purpose of (a) delivering Oral Instructions and Written Instructions to BNYM (as defined in the Custody Agreement), and/or (b) buying and selling foreign currency (on a spot and forward basis) and options to buy and sell foreign currency, as such purposes are designated below, and to confirm to BNYM that all actions taken by BNYM in reliance upon such authorization (whether in its capacity as custodian or counterparty) shall be binding on Customer.

Investment Manager	Account Title/Number	Inst.	F/X

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(Investment Manager - Oral Instructions and Written Instructions)

Re:	Account Name:

Account Number:

The undersigned hereby certifies that he/she is the duly elected and acting [ ] of Stone Point Credit Income Adviser LLC (the “Investment Manager”), and further certifies that the following officers or employees of the Investment Manager have been duly authorized in conformity with the Investment Manager’s organizational documents to deliver Oral Instructions and Written Instructions to The Bank of New York Mellon Trust Company, National Association (“BNYM”) with respect to the above-referenced Account, and that the signatures appearing opposite their names are true and correct:

Name	Title	Signature	Phone Number
Name	Title	Signature	Phone Number
Name	Title	Signature	Phone Number
Name	Title	Signature	Phone Number
Name	Title	Signature	Phone Number
Name	Title	Signature	Phone Number
Name	Title	Signature	Phone Number
Name	Title	Signature	Phone Number
Name	Title	Signature	Phone Number

This certificate supersedes any certificate of authorized individuals you may currently have on file.

[seal]

Title:

Date

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CERTIFICATE OF AUTHORIZED PERSONS
(Customer - Foreign Exchange)

The undersigned hereby certifies that he/she is the duly elected and acting [ ] of Stone Point Credit Income Fund (“Customer”), and further certifies that the following officers or employees of Customer have been duly authorized in conformity with Customer’s Amended and Restated Declaration of Trust and By-Laws to enter into contracts with The Bank of New York Mellon (“BNYM”) to buy and sell foreign currency (on a spot and forward basis) and options to buy and sell foreign currency on behalf of Customer or any Account (“FIX Transactions”), and that the signatures appearing opposite their names are true and correct:

Name	Title	Signature	Phone Number
Name	Title	Signature	Phone Number
Name	Title	Signature	Phone Number
Name	Title	Signature	Phone Number
Name	Title	Signature	Phone Number

and further certifies that the following officers or employees of Customer have been duly authorized in conformity with Customer’s Amended and Restated Declaration of Trust and By-Laws to confirm, orally and in writing, the terms of F/X Transactions entered with BNYM, and that the signatures appearing opposite their names are true and correct:

Name	Title	Signature	Phone Number
Name	Title	Signature	Phone Number
Name	Title	Signature	Phone Number
Name	Title	Signature	Phone Number

This certificate supersedes any certificate of authorized individuals you may currently have on file.

[seal]

Title:

Date

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CERTIFICATE OF AUTHORIZED PERSONS
(Investment Manager - Foreign Exchange)

Re:	Account Name: Account Number:

The undersigned hereby certifies that he/she is the duly elected and acting [ ] of Stone Point Credit Income Adviser LLC (the “Investment Manager”), and further certifies that the following officers or employees of the Investment Manager have been duly authorized in conformity with the Investment Manager’s organizational documents to enter into contracts with The Bank of New York Mellon (“BNYM”) to buy and sell foreign currency (on a spot and forward basis) and options to buy and sell foreign currency on behalf of the above-referenced Account (“FIX Transactions”), and that the signatures appearing opposite their names are true and correct:

Name	Title	Signature	Phone Number
Name	Title	Signature	Phone Number
Name	Title	Signature	Phone Number
Name	Title	Signature	Phone Number
Name	Title	Signature	Phone Number

and further certifies that the following officers or employees of the Investment Manager have been duly authorized in conformity with the Investment Manager’s organizational documents to confirm, orally and in writing, the terms of F/X Transactions entered by the Investment Manager with BNYM, and that the signatures appearing opposite their names are true and correct:

Title:

Date

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